                                                                                                                       Exhibit 99(a)

FOR IMMEDIATE RELEASE
                                                                           Contacts:  Wendy Webb 818-560-5758
                                                                           Investor Relations
                                                                           John Spelich 818-560-8543
                                                                           Corporate Communications
                                                                           Michele Nachum 818-681-6990
                                                                           Parks and Resorts

                                     Jay Rasulo, president, Walt Disney Parks and Resorts Presents at Walt Disney World, Lake Buena Vista, Florida
                                                            October 8, 2003

Remarks as prepared for delivery

As you'll see during your tour later today, Mission: SPACE is not only the newest and most thrilling attraction at Epcot ...

.... it is also the quintessential example of what we do best: Combine incredible storytelling with advanced technology.

We create one-of-a-kind experiences ...

.... that immerse guests in a 3-dimensional world of magic and imagination.

The stories we tell through our attractions and other forms of entertainment will always evolve to reflect the changing interests of our guests;

.... but while we are constantly working to keep our products relevant ...

.... the basic principles that guide the development of our Resorts are the same now as they were when Walt Disney created the world's first theme park nearly 50 years ago.

We are, today, as we have always been, the place where the Disney brand lives -  ...

.... where guests of all ages come to experience the magic first-hand ... and create memories that last a lifetime.

And this clearly appeals to consumers.

In fact, last year, according to Amusement Business, 7 of the top 10 - and all of the top 5 - theme parks in the world ...

.... were Disney properties.

Yet while our basic mission is the same as it was when Disneyland first opened in 1955 ...

.... the economic, competitive and social environment in which we operate has changed in ways that Walt himself couldn't have imagined.

Today, I would like to talk about what we're doing to seize on some of the opportunities created by these environmental shifts, and drive the continued growth of our segment.

But before getting into our growth strategy, let me touch briefly on the near-term outlook for our business.

As you know, the protracted economic downturn and geopolitical problems that followed 9-11 ...

.... have been particularly difficult for Parks and Resorts, given our asset base and the importance of tourism to our business.

But we have been managing through these times ... by pulling a variety of levers ... some to control costs ... and, others, such as value-based promotions, to encourage visitation.

As we head into the new fiscal year, the gradual improvement we saw in visitation during Q4 ... appears to be continuing in the first week of Q1.

In Q4 of FY 03, attendance and rooms on the books at both of our domestic theme parks tracked ahead of prior year ...

.... but as we reminded you in late July, we expect continued pressure on per cap admissions revenue ...

.... due to such factors as stronger resident attendance, more annual passport attendance and various promotions we have discussed before.

To date, and admittedly it's early, bookings for Q1 are promising relative to the same period last year, and seem to indicate a continuation of the gradual recovery we've been seeing;

.... but people are still scheduling their vacations relatively close in, so our visibility into future attendance trends remains limited.

The feedback we've been getting from our tour operators is consistent with this cautiously optimistic outlook.

Domestic operators indicate they are seeing some early signs of growth ...

.... but, again, the short-in bookings window provides little visibility into future demand.

Internationally, the news is a little better.

Operators in two of our key markets, the UK and Canada, indicate they will add airlift to Central Florida.

And, tour operators in the UK are beginning to report growth in packaged sales to Central Florida for next summer, which should help
us.

Also, data from Orlando airports indicates that international arrivals have shown improvement ...

.... since reaching a low in the March/April period coinciding with the start of the war in Iraq.

So, while there are some reasons for optimism ...

.... we are sticking to what we told you last quarter - we're continuing to look for gradual improvement.

Let me talk now about what we're doing to grow our business ...

.... and preserve our position as market leader in the years ahead.

This slide, which graphs domestic theme park attendance by year, illustrates that during the past decade and a half ...

.... our industry has grown primarily through massive expansion of capacity - the addition of new parks.

We have been active participants in that expansion, particularly during the past five years ...

.... when our strategy was to transform our theme parks into true multi-day vacation destinations ...

.... complete with world-class attractions, diverse nighttime entertainment, shopping and at least two Disney parks.

We implemented that strategy successfully, adding new Parks at each of our Resorts worldwide, including ...

.... Disney's Animal Kingdom here at Walt Disney World in 1998 ...

.... Disney's California Adventure at the Disneyland Resort in 2001 ...

.... Tokyo DisneySea at Tokyo Disney Resort in 2001 ...

.... and Walt Disney Studios at the Disneyland Resort Paris in 2002.

But this period of rapid expansion in domestic capacity has ended ...

.... so our strategy has fundamentally shifted.

We have no plans to open any domestic theme parks within the next several years; instead ...

.... we will focus on building our position as market leader and realizing returns on the extensive global asset base we developed during the past several years.

So, how do we do this?

By continuing to differentiate our products ... and selling and distributing them better than our competitors.

To differentiate our products - and enrich the guest experience - we will make targeted investments that ...

.... first, emphasize the Disney brand.

One refrain we hear frequently from our guests is that they "want more Disney."

People come to our properties specifically to experience the characters and stories that make up the Disney legacy.

So we will make sure that these expectations are reflected in our entertainment ...

.... and we will leverage not only one of the world's strongest brands ...

.... but also the extensive franchise-building activities of businesses throughout The Walt Disney Company.

This is one of many ways in which the natural synergy between the various groups in our diverse company ...

.... really gives us an unmatched competitive advantage in the marketplace.

Second, we will continue to distinguish ourselves from competitors through highly creative and unique entertainment - like Mission:
SPACE - that guests just can't find anywhere else.

And finally, we will track the evolving needs and desires of our guests ...

.... so we can respond to them, as we have at Disney's California Adventure ...

.... with new and relevant entertainment offerings.

While our targeted investment strategy is designed to enhance the resort experience through the development of differentiated products ...

.... our sales and marketing strategy will focus on:

1.  Showcasing the qualities that make the Disney experience special ...

2.  Building long-term relationships with guests; and ...

3.  Facilitating access to our product.

To promote our business, we will implement hard-hitting communications backed by great product ...

.... and driven by powerful themes that underscore the essence of the Disney experience.

Through our new CRM program, Destination Disney, ...

.... we will forge lasting relationships with guests by providing customized entertainment packages ...

.... that enhance their vacation experience ...

.... and keep them coming back for more.

Through convenient distribution platforms such as the Internet ...

.... we will make it easier than ever for guests to get access to the full range of our products.

And when necessary, we will respond to changes in market conditions ...

.... with strategic promotions that reflect the mindset of our target audience and the economic climate in which we are doing business.

We will also continue to analyze new strategies around issues such as admission pricing, airline service and online travel services ...

.... as part of an ongoing effort to break down financial and logistical barriers that can sometimes dissuade people from spending vacation time with us.

Let's take a closer look at the key elements of our plan ...

.... to continue developing the diverse mix of "uniquely Disney" entertainment offerings that have always characterized our properties.

The first component of this four-part investment strategy is ...

.... what I'll call E-Ticket Attractions.

This is storytelling on a gigantic scale ...

.... massive, high-impact attractions like Mission: SPACE, Tower of Terror and Expedition Everest ...

.... that have become powerful symbols of our Parks.

Those of you who "Choose to Go!" will get a chance to experience Mission: SPACE this afternoon ...

.... and, as you can see from the ad we ran earlier, it really is the perfect example of Disney attractions that bring storytelling and technology together ...

.... to break new ground and create one-of-a-kind experiences.

This clip shows a family of four on the attraction.

The image in the center of the screen is what they see on the monitors in their capsule.

And that's just the first half of the ride.

If we could do something like Mission: SPACE every six months, my job would be really easy.

But, obviously, we can't.

So how do we balance the need for attractions like Mission: SPACE ...

.... with the need for lower investment and higher shareholder return?

We create a mix of entertainment offerings, in which so-called "E-Tickets"...

.... are used strategically ... at specific times ... and for specific purposes.

Much the way Mission: SPACE is being used:

1.  To energize Epcot;

2.  To address a persistent desire among our guests for an authentic space experience; and

3.  To underscore - in marketing messages and by word-of-mouth - that Disney continues to offer the most thrilling family entertainment on this planet - or any other.

But E-Tickets aren't the only way to drive attendance and dazzle guests.

In fact, a huge number of people come to our parks not for the rides ...

.... but for the many other forms of story-based entertainment we offer.

Our live shows and spectaculars not only require a far smaller investment than E-Tickets ...

.... but also have the ability to move the needle in two areas that matter most to us:

.... attendance and guest satisfaction.

So highly-differentiated productions ... which often leverage franchises from other parts of the company...

.... also have a very important place in the fabric of our entertainment.

Shows like Playhouse Disney - Live on Stage!

.... and Wishes - the biggest firework show ever at the Magic Kingdom ...

.... target specific markets ...

.... and offer guests yet another enchanting way to experience our stories and characters.

When you see kids' reacting to something like Disney's Aladdin - A Musical Spectacular ...

.... it's easy to tell  how important this type of entertainment is to our guests.

Here's a look at Aladdin, which opened at the Hyperion Theater in Disney's California Adventure earlier this year.

Another relatively low cost way for us to differentiate our products ...

.... and leverage the Disney legacy ...

.... is brand-building entertainment based on Disney stories.

These can take many different forms, but to reduce costs, often involve "re-theming" existing attractions to tell current, relevant stories.

The Many Adventures of Winnie the Pooh, which recently opened at Disneyland where the Country Bears Jamboree used to be...

.... is a great example of this.

Another good example is a bug's land - based on the Disney / Pixar hit, a bug's life - which opened at Disney's California Adventure earlier this year.

Of course, we're particularly excited about Mickey's PhilharMagic.

It leverages Disney's incomparable creative content and a pre-existing facility at the Magic Kingdom ...

.... to allow guests to experience their favorite characters in a whole new way.

Produced in collaboration with Feature Animation ... PhilharMagic presents 19 classic Disney characters in CGI form ... and is projected on a 3D movie screen so big that it literally envelopes the audience.

During the soft opening, guests have been breaking into applause mid-film.

You're going to see it today ...

.... but here's a quick clip to whet your appetite.

The final piece of our four-part investment strategy is something I call R&D Special Effects ...

.... which requires the smallest investment of any element of our entertainment portfolio ...

.... yet provides some of the biggest "wows" for our guests ... and some of the highest returns for the company.

We basically take the magic that comes out of Walt Disney Imagineering's Research and Development operation ...

.... and find surprising ways to introduce it into the parks for considerably less money than our traditional shows and e-ticket attractions.

Meet Stitch, which enables guests to have an unbelievable, real-time conversation with the animated star of the hit film Lilo &
Stitch ...

.... and WDI's newest Audio-Animatronic marvel, Lucky the Dinosaur ...

.... are both products of our Live Characters Program ...

.... which uses recent advancements in technology to take our popular character meet & greets to the next level.

Lucky the Dinosaur is a genuine celebrity.

In fact, you may have seen him recently on TV or in People magazine.

Let's take a look at Lucky in development ... and how he got along with guests during one of his recent appearances at Disney's
California Adventure.

Lucky can be your new best friend.

He blinks, breathes, sees, smiles ... and almost talks.

So, as you can see, we have a diverse menu of projects to choose from ...

.... with different characteristics ...

.... and different price points ...

.... but all part of creating a great Disney park.

We open theme parks knowing that they are works in progress that evolve with:

-Feedback from guests;

-The availability of new creative source material like films and television programs; and

-Our ongoing observation of how people respond to various entertainment offerings.

Let me give you an example of how we have played the four investment levers I described earlier in the post-opening evolution of
Disney's California Adventure.

We were facing three primary challenges with respect to guest perceptions of DCA:

First, guests, who naturally compared the park to Disneyland, told us they wanted more attractions.

Second, they wanted more for families with young children.

And, third, as guests always do, they wanted more "Disney."

The investment strategy I just described gives us the flexibility to address this type of feedback ...

.... in a comprehensive but cost effective way.

We first added a bug's land - which I would characterize as a relatively low cost "brand building attraction" - in fall 2002, ...

.... followed by two live shows - Aladdin and Playhouse Disney - and our R&D breakthrough, Lucky the Dinosaur, earlier this year.

To top it all off ... we will be opening an e-ticket attraction, Tower of Terror, in spring of 2004.

Walt once said, "Disneyland will never be complete as long as there is imagination left in the world."

That's true of all of our parks ...

.... but once Tower of Terror opens, Disney's California Adventure will offer a complete, full-day experience ...

.... that is different in style but comparable in variety and substance ...

.... to what is currently available at Disneyland.

Even with all of these projects, capital spending for Parks and Resorts has been reduced considerably versus the past five years.

Capital spending in fiscal year 2002 and in fiscal year 2003 ...

.... was down nearly $600 million from 2001.

And beyond 2003, our average annual capital spending target for domestic Resorts is materially below $1 billion per year.

The second major piece of our strategy to win market share ...

.... is the superior selling and distribution of our differentiated Disney products.

On the marketing side, we are focusing on:

-Strong themes that drive attendance and length of stay; and

-Strategic assets, such as Walt Disney Imagineering and Mission: SPACE, that reinforce our segment's world-wide reputation for innovation and magical experiences.

This week, we are launching a brand new line of business called Magical Gatherings ...

.... that makes it easier and more inviting than ever for large groups to visit the Walt Disney World Resort.
This program taps into a fundamental trend toward multi-household and intergenerational travel ...

.... that extends beyond traditional "family reunions" to gatherings of all types - including old friends, classmates, grown siblings and even neighbors.

We saw inklings of this emerging trend with the launch of Disney Cruise Line five years ago.

In fact, more than half of our Cruise passengers today travel in multi-household groups.

But research now shows that multi-household travel is a major trend, not only on cruises ...

....but in leisure travel as a whole.

According to independent research ...

.... more than three-quarters of leisure travelers - or 42 million U.S. households...

.... have taken at least one leisure trip in the past five years with their extended family, other families or a group of friends.

And most of these travelers didn't take just one trip.

In fact, on average, each of these households took 4.4 "group" trips over the past five years - ...

.... suggesting that multi-household travel is not just a "one-time," or occasional, event.

And a third of leisure travelers - or nearly 19 million households - say they plan to take even more "group" trips in the future than they have in the past ...

.... while another 50% expect to take the same number.

So this is a significant trend and a growing market.

And not only is it growing, but it values and uses vacation planning tools and services.

For instance, three-quarters of all multi-household travelers use the Internet in planning their vacation ...

.... and well over half of those in groups of 8 or more participate in organized recreational or dining activities while on vacation.

Demographically, multi-household travelers are married, baby-boomers, and college-educated ...

.... with median household incomes between $60,000-$75,000 per year.

Which looks a lot like our core audience.

And their destination preferences favor us as well.

Florida - and Orlando, in particular - along with Las Vegas, top the list of destinations for multi-household travelers over the past five years ...

.... and about two-thirds of these travelers indicated they are interested specifically in visiting Walt Disney World.

So there is a great opportunity for a family-friendly vacation destination like Disney World...

.... to provide a broad set of value-added services for multi-household travelers.

And that's exactly what we're doing.

We are now first-to-market with a product offering ...

.... that leverages our existing asset base to meet this emerging need like nobody else can.

With "something for everyone" - ranging from spas for the Relaxers to Rock N' Roller Coaster for the Thrill Seekers ...

.... Walt Disney World is the perfect location for these types of gatherings.

That's why we are in the process of installing an infrastructure that gives us new ways to welcome large groups.

It is important that guests can get rooms on the same hallway ...

.... and dine together at large tables.

Before coming to Walt Disney World, they can plan their trip using a special web site that allows group members to log on from different locations and shape itineraries collaboratively.

We're even providing two-way radios so nobody misses a minute of memories.

In addition to being a great product offering ...

.... Magical Gatherings gives us a compelling marketing message about family and togetherness ...

.... that will inspire visitation across the board and reinforce some of the positive core values commonly associated with Disney vacations.

Here are a couple of commercials ...

.... that show how we're communicating about this exciting new line of business.

Here's a communications piece we've developed for another one of our major marketing themes - our upcoming Golden Celebration in honor of Disneyland's 50th Anniversary.

Actually, Disney's Golden Celebration commemorates not only the opening of Disneyland in 1955, but the creation of the theme-park industry as a whole ...

.... and you can bet we're marking the occasion in true Disney style.

In fact, this 18-month celebration, which kicks off in May 2005, will be the biggest bash in Disney history ...

.... with all five of our Resorts participating in different ways -

.... including Hong Kong, which will launch the next 50 years of theme park magic when it opens mid-way through the festivities in late 2005 / early 2006.

This major worldwide event is really coming at an ideal time for our segment.

It is a perfect way to showcase our new products ...

.... and "re-launch" our global brand ...

.... leading into an economic recovery that we - like many others - hope is in full swing by 2005.

On the selling and distribution side, as I mentioned ...

.... we are concentrating on being more flexible and responsive ...

.... both to our guests and to the environment in which we are operating.

First, we are launching a comprehensive CRM program called Destination Disney at Walt Disney World ...

.... that will enable us to "create relationship magic" with our Guests ... by communicating with them directly...

.... and providing them with products and services tailored to their unique needs and desires.

To be successful, CRM programs require not only the right philosophy ...

.... but also the right processes and technology.

We have had the right customer-focused philosophy since the day Disneyland opened ...

.... but now we will also have the technological platform and business processes we need to:

1.  Know our guests by tracking their preferences and vacation habits in a sophisticated and systematic way;

2.  Package our products and services dynamically to create a virtually unlimited number of distinct experiences; and

3.  Match these customized dining, lodging and entertainment packages with the specific desires of individual guests.

Put all of this together, and you have a unique, personalized vacation experience that:

-Maximizes guest satisfaction;

-Evolves with their changing tastes; and

-Keeps them coming back for more.

Over time,

.... we will be extending Destination Disney to Disneyland as well ...

.... and leveraging it across 25 million mailable households.

We are also using the Internet to reach our guests in new ways.

This year, we launched new sites for both Walt Disney World and the Disneyland Resort.

Not only do they support our marketing efforts by using an expanded range of media to capture the magic of the Disney experience ...

.... but they also make it much easier to get information and make plans.

Some of the customer-friendly improvements include:

-A simplified booking process for our Resort accommodations;

-Filtered content for users - like "Families with Toddlers" - who have specific needs; and

-An easier ticket buying experience.

Disney's Fairytale Vacation Package - which we call internally the "7 for 4" program - is another good example of our ongoing efforts to find effective ways...

.... to respond to changing consumer needs and economic conditions.

This value-based program - which offered a week-long Walt Disney World vacation for the price of a 4-night stay (the average among our overnight guests) ...

.... was designed specifically to tap into a latent desire to travel ...

.... and encourage guests to stay on property longer than they otherwise would.

And it has been a big success for us ...

.... driving, we believe, both longer stays and higher revenue ...

.... and underscoring, once again, the value of programs tailored to the specific needs of the audiences we're in business to serve.

In addition, this promotion has been an effective brand-building tool.

People tend to have significantly more favorable perceptions of the price-value relationship for our resorts after a visit ...

.... so programs like Fairytale Vacations are an effective way to remind people just how much bang they get for every buck spent on a
Disney vacation.

Another exciting way we're knocking down price barriers ...

.... is the 50% expansion of the value-resort category at Walt Disney World.

Later today, you will get a closer look at Disney's Pop Century Resort, which is scheduled to open in December ...

.... and will make it possible for families to stay on property for as little as $77 per night.

So with:

 -Highly differentiated products

 -Extremely strong marketing themes; and

 -A variety of new tools to make our products more accessible and relevant to guests ...

....we're extremely well positioned to preserve our market leadership over the next several years.

But even though we have the capacity and market to continue driving returns on our existing parks and resorts ...

.... we expect a substantial piece of our growth to come from international expansion and new businesses that bring the Disney vacation experience to a broader audience.

We are currently working on a resort in Hong Kong ...

.... which will be the first Disney theme park in China.

We broke ground on January 12 of this year ...

....and are on track to open, as scheduled ...

.... in late 2005 / early 2006.

Like its sister properties worldwide, Hong Kong Disneyland will feature not only a theme park ...

.... but also retail, dining and entertainment experiences, and on-property, Disney-branded hotel accommodations.

The resort is being built on land fill in Penny's Bay ...

....which is, absolutely, the most beautiful site of any of our properties.

Here's footage of Penny's Bay prior to the reclamation process ...

.... and shot showing the site on which we're now building the resort.

It's exciting to see some concrete evidence of progress ...

.... like the footprint for Space Mountain ...

.... and the foundation for Sleeping Beauty's Castle, where you can even seen the drawbridge.

We are also having a continued dialogue with China about a variety of Disney initiatives that are part of our overall China strategy, including: television, motion pictures, consumer products and theme parks.

Of course, our immediate focus is opening Hong Kong Disneyland ...

.... and if we were to reach an agreement for a second park in China, in all likelihood, it would not open before 2010.

In Japan, we continue to work with our partners, the Oriental Land Company ...

.... in a market with very strong affinity for Disney products ...

.... to find new growth opportunities ...

.... whether they be resorts, hotels on property, regional concepts or even cruise ships.

We are not exactly sure at this point where the possibilities will lead ...

.... but we are eager to find ways to grow in Japan.

Even with the tremendous reach and popularity of Walt Disney World and the Disneyland Resort, ...

.... we currently capture just a small percentage of the huge domestic vacation market.

That's why we are continuing to extend beyond theme parks, with new leisure experiences that enable us to retain guests within a broader vacation portfolio.

The Disney Cruise Line and the Disney Vacation Club ...

.... are great examples of our ability to extend our unique brand, entertainment offerings and operational competencies into new segments of the leisure market.

Despite a difficult travel market and no increase in capacity ...

.... Disney Cruise Line continued to perform on par with its record year in 2002 ...

.... and is planning to introduce new itineraries, menus and entertainment in 2004.

Disney's Vacation Club has also been a huge success:

-75,000 families are already members

-Disney's Beach Club Villas here at Walt Disney World sold out in record time; and

-The first phase of our newest property - Saratoga Springs Resort and Spa (pictured here) - is scheduled to begin opening in May.

Of course, with a business as big and diverse as ours ... one thing we can never neglect is cost management.

So we are continuing to control costs aggressively.

For instance, we're managing labor - our biggest cost driver ...

.... with sophisticated models ...

.... that have helped us mitigate the earnings impact of reduced revenue ... without compromising guest service.

Given our asset base and the leverage inherent to our business, we typically see significant flow through on incremental revenue ...

.... and would anticipate continued improvement of our margins as the economy recovers and attendance picks up.

But regardless of top line growth and the economic environment in which we are competing ...

.... we are committed to operating efficiently and maximizing the return on our investments.

So, to tie this all together ...

.... we're still facing a challenging and uncertain environment.

But given:

 -Our strong competitive position in the domestic market

 -Promising opportunities for international expansion; and

 -Our proven ability to extend Disney vacation offerings beyond theme parks  ...

.... we remain optimistic about the future of the Parks and Resorts segment.

We can't predict the timing of an economic recovery ...

.... but even as we manage through current challenges with a combination of strategic promotions and operational efficiencies ...

.... we are continuing to invest in our Resorts and entertainment ...

.... so we are positioned to take full advantage of the rebound when it does come.

I would be happy to take your questions, as our CFO, Jim Hunt, joins me on stage.

Please be reminded that certain statements in this presentation may constitute "forward-looking statements" under the securities laws.  These statements are subject to a number of risks and uncertainties and actual results may differ materially from those expressed or implied in light of future decisions by the company and by market, economic, political, competitive, regulatory, technological and other developments beyond the company's control.  Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in our Annual Report on Form
10-K and our other filings with the Securities and Exchange Commission.  The company does not undertake any obligation to update forward-looking statements.

                                                                 # # #